STRONG FOUNDATION. STRONGER FUTURE. Simpson Manufacturing Co., Inc. Investor Presentation September 2023 Exhibit 99.1

2 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "outlook," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements are all statements other than those of historical fact and include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales and market growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, the integration of the acquisition of ETANCO, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. Forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in our forward-looking statements include the effect of global pandemics such as the COVID-19 pandemic and other widespread public health crisis and their effects on global economy, including inflation and labor and supply shortages, our operations, the operations of our customers, suppliers and business partners, and the successful integration of ETANCO, as well as those discussed in the "Risk Factors" and " Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition.

3 Investment Highlights Industry leader with unique business model, above market top-line growth(1), strong brand recognition and trusted reputation Diversified product offerings and geographies mitigate exposure to cyclical U.S. housing market Leadership position in structural connections for wood with significant opportunities in all addressable markets Industry-leading gross profit and operating margins have improved over time Strong balance sheet enables financial flexibility ~47% of free cash flow returned to stockholders since 2019(2) (1) Above market top-line growth relative to U.S. housing starts. (2) Time frame represents January 1, 2019 to June 30, 2023.

4 Simpson’s Brand and Culture At Simpson, we describe the unique culture of our organization as our “Secret Sauce.” To provide solutions that help people design and build safer, stronger structures. OUR MISSION OUR COMPANY VALUES 1. Relentless Customer Focus 2. Long-Range View 3. High-Quality Products 4. Be The Leader 5. Everybody Matters 6. Enable Growth 7. Risk-Taking Innovation 8. Give Back 9. Be Humble, Have Fun

5 A Pioneer in Construction Solutions 1956 1970 1984 1996 1997 1999 2005 Simpson structural connectors are the industry standard. 1994 NYSE LISTING (SSD) OUR FOUNDER BARC SIMPSON EXPANSION INTO CONCRETE EXPANSION INTO FASTENERS FIRST CONNECTOR CONNECTOR MARKET LEADER EXPANSION INTO WOOD SHEAR WALLS EXPANSION INTO FASTENING SYSTEMS 2001 OPENED TYE GILB TEST LAB EXPANSION INTO STEEL SHEAR WALLSFIRST HOLDOWN

A Pioneer in Construction Solutions (Continued)

Simpson is an innovation leader in fasteners, concrete repair, moment frames, construction software and structural steel solutions.


EXPANSION INTO SS FASTENERS
2008
2009
EXPANSION INTO ORDINARY MOMENT FRAMES
2011
FURTHER EXPANSION INTO CONCRETE REPAIR AND CFS
2012
EXPANSION INTO FRP/CARBON FIBER SOLUTIONS AND TRUSS SOFTWARE
CS
TRUSS
2013
EXPANSION INTO SPECIAL MOMENT FRAMES
2016
EXPANSION INTO OUTDOOR DECORATIVE HARDWARE
2017
EXPANSION INTO BUILDER & LBM SOFTWARE
PIPELINE
2019
EXPANSION INTO STRUCTURAL STEEL
2020
FURTHER EXPANSION INTO OUTDOOR LIVING SOFTWARE
DPS
PPS
Pergola Planner Software
2021
FURTHER EXPANSION INTO WOOD SHEAR WALLS
2022
EXPANSION INTO EUROPEAN COMMERCIAL BUILDING MARKET
ETANCO

6

7 Core Addressable Market(1) Wood Connectors & Truss Concrete Market Size $15.0 B Addressable Market $1.3 B (9%) SSD Share $296 M (23%) Market Size $10.1 B Addressable Market SSD Share $492 M (29%) Market Size/ Addressable Market $2.5 B SSD Share $1.35 B (54%) Fasteners $1.7 B (17%) (1) Note: Market share based on net sales as of the full year ended December 31, 2022. Market sizes based on internal estimates using information as of December 31, 2022. Includes North America, Europe and Pacific Rim. Addressable market and SSD share include ETANCO Group. Many opportunities to expand into adjacencies and to create new markets

8 5 Key End Use Markets in North America Residential Commercial OEM National Retail Building Technology • Builder • LBM • Truss • Services • Partnerships • Marketing • eCommerce • Product • People • Execution • Single Family • Multifamily • Outdoor Living • Repair / Remodel / Retrofit • Retail / office • Institutional • Public & Utilities • Transportation • Manufacturing • Structural Steel • Off-site Construction • Mass Timber • Wood & Steel Fastening • Concrete Anchoring & Kitting

9 Housing Market Projections(1) 0 500 1000 1500 2000 2500 J-01 D-01 D-02 D-03 D-04 D-05 D-06 D-07 D-08 D-09 D-10 D-11 D-12 D-13 D-14 N-15 N-16 N-17 N-18 N-19 N-20 N-21 480k starts 940k starts 1.8M starts There is a sizable shortage of new homes after more than a decade of under-building relative to population growth. (1) Source: www.macrotrends.net. Data points reflect housing starts data for April of each year. Company estimates a shortage of ~2 million homes in the U.S.

10 Commitment to Growth KEY GROWTH OPPORTUNITIES WITHIN 5 END USE MARKETS FOCUSED ON: Overarching goal to become the leader in building technology across all of our markets Goal to become the leader in engineered load-rated construction fastening solutions in OEM, R&R / DIY and Mass Timber OEM’s (OEM Market) R&R / DIY (Residential & National Retail Markets) STRUCTURAL STEEL (Commercial Market) MASS TIMBER (OEM Market) CONCRETE (Residential, National Retail, Commercial & OEM Markets)

11 Our Strong Business Model Why Simpson? Our Customer-Centric Approach Diverse portfolio of solutions Unparalleled availability & deliveryLongstanding relationships Immersive service Unyielding innovation Impactful industry outreach An increasingly diverse portfolio of products and software, and a commitment to developing complete solutions for the markets we serve. Our long-standing reputation, relationships and engagement with builders and distributors, engineers, building officials, and contractors to design safer, stronger structures and improve construction practices. A dedication to innovation, extensive product engineering, and research and testing in our state-of-the-art labs. Industry-leading product availability and delivery standards on our vast product offering across multiple distribution channels, with typical delivery within 24- 48 hours. Best-in-class field support, technical expertise, digital tools, and training to make it easy to select, specify, install and purchase our products. A strong commitment to trades education and partnering with organizations that provide training and career opportunities to attract more people to the industry and alleviate labor shortages.

Our Multilayered Approach

Innovation

- 479 Issued Patents (US and foreign; utility and design)
- 1,641 Registered Trademarks (US and foreign)
- 220 Patents Pending (US and foreign)
- 76 Code Reports

Research & Testing

- 7 Accredited Test Laboratories
- Partnerships with Key Universities

Technology

- 50 Software and Web-App Solutions for Trade Professionals to create, enhance and complete any job
- 1.5M+/yr (125K/mo) Web App Usage
- 935K Downloaded Drawings
- Tailored, Integrated Technology Offering to select, visualize, specify, approve or buy our products
- Outdoor Living Software for Homeowners (B2C)

Technical & Field Support

- 484 Engineers
- 739 Field Sales Reps
- Thousands of Jobsite Visits

Training

- 26 Training Centers
- 700+ Training & Product Knowledge Workshops/yr
- 75+ Regional and National Webinars/yr
- 7,000+ Webinar Attendees/yr
- 24/7 Online Classes
- Tailored Training Programs for Key Customers

Product Availability

- 97.9% Product Fill Rate (North America)
- 48-hour Turnaround on Specials
- Same-day Shipping Availability

Note: Statistics as of March 2023.

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13 Building Technology Strategy Our goal is to leverage and grow our suite of technology solutions across our value chain to be the partner of choice for all of our customers. Key focus areas to make it easier to specify and order our products: • Specification Tools (Apps/Selectors) • Customer Portal • Builder Software • LBM Software • Outdoor Living Solutions • Component Manuf. Software (Truss) • Other Opportunities Integrated, digital offerings connect building industry stakeholders to help improve construction processes

14 Building Technology Development – Examples Building out our digital offerings to serve customers across the building industry ~30 specification tools

15 OEM RATIONALE KEY GOAL STRATEGY • $420 M total addressable market primarily with fastening technologies • Potential to develop other engineered solutions • 2,500 existing Simpson products applicable for OEM needs • Our solutions make the industry more efficient • Aligned with the Simpson business model Increase our market share in OEMs. • Lead with fasteners: Market and sell existing product line • Leverage existing anchor product line • Engineer and launch value-added OEM-specific structural solutions • Leverage Simpson Strong-Tie engineering testing capabilities • Develop direct and distribution sales channels • Utilize external innovation opportunities

16 RATIONALE KEY GOAL STRATEGY • $790 M total addressable market: decks, patios, porches, pergolas, gazebos, fencing and garage organization • Existing product line with potential for several extensions • Established channel/partners • Proven approach with Outdoor Accents • Aligned with the Simpson business model R&R / DIY Expand brand positioning: Be a known and trusted partner for R&R / DIY solutions. • Improve retail execution • Continue expanding product lines and increase in-store training • Enable consumers to customize, design and create bill-of-materials with software • Partner with home center brand advocates to maximize e-commerce sales • Utilize external innovation opportunities

17 Mass Timber RATIONALE KEY GOAL STRATEGY • $45 M total addressable market • Strong double digit growth rate in N. America • Positive environmental impact • New market; many product opportunities • Aligned with the Simpson business model Become the engineers’ partner of choice for mass timber connections. • Extend current products and develop new product lines specific to the Mass Timber applications • Increase marketing efforts, leverage the brand and develop new relationships • Invest in additional research, testing and manufactured capabilities specific to mass timber • Utilize external innovation opportunities (1) Source: North American Mass Timber Report: 2020 State of the Industry

18 Concrete RATIONALE KEY GOAL STRATEGY • $1.3 B total addressable market • Growth rate linked to infrastructure spend • Simpson is a recognized leader in concrete and cold-formed steel solutions • Many products and applications require engineering, testing and code approval • Aligned with the Simpson business model Become a recognized leader in concrete construction. • Develop focused market-specific playbooks • Expand our current product offering with an emphasis on innovative, cost-saving solutions • Invest to further expand our engineering and testing capabilities • Develop a stronger partner/applicator network • Optimize operational footprint • Utilize external innovation opportunities

19 Structural Steel RATIONALE KEY GOAL STRATEGY • > $770 M total addressable market • Structural steel construction is roughly half of the construction spend in North America • Field welder shortage: addressed by bolted structural connections • Bolted connections can improve productivity by 25% vs. welding • Seismic and non-seismic applications • Aligned with the Simpson business model Convert traditional welded connections to bolted connections. • Develop the bolted connection market by engineering premium construction products • Specify and sell direct to fabricators, erectors, installers and steel building manufacturers • Launch design tools for inclusion in commonly used engineering software • Invest in engineering, testing and production capabilities • Utilize external innovation opportunities

20 Be the global market leader in engineered / load-rated construction fastening solutions. Construction Fasteners 5 STRATEGY • Develop critical mass by expanding our engineered fastener business for DIY/R&R, OEM and Mass Timber markets • Provide innovative products that are preferred by both end-users and specifiers • Develop industry-leading tools enabling specifications • Expand brand positioning: known/trusted partner • Optimize manufacturing and supply chain footprint • Utilize external innovation opportunities • $1.7 B total addressable market • Complementary to connector and lateral products • Established building and construction channels and customers • Ability to extend into new/OEM markets • Established manufacturing and supply chain • Market needs increased innovation • Aligned with the Simpson business model KEY GOAL RATIONALE

21 Europe Strategy Key Focus Areas: • Integrate acquisition of ETANCO(1) and realize synergies: • Expand sales channels and geographical reach in Europe • Drive success in commercial building markets (facades, waterproofing, roofing, safety, cladding and solar) • Drive growth in Mass Timber initiative through strong local presence, engineering skills and existing product portfolio • Enhance manufacturing and supply chain capabilities Offensive Synergies  Expand market share  Enhance portfolio of solutions  Cross-selling opportunities  Entrance into new commercial building markets  Grow direct sales model Defensive Synergies  Procurement optimization  Manufacturing efficiencies  Operating expense efficiencies  Insourcing (1) Completed acquisition of FIXCO Invest S.A.S ("ETANCO") on April 1, 2022.

22  ETANCO is a leading designer, manufacturer and distributor of fixing and fastening solutions for the building construction market in Europe  Established in 1952 and headquartered in Le Pecq, France  ~900 employees  8 manufacturing and distribution sites across Europe  Aligns with Simpson’s business model and values  Established brand reputation known for product reliability and focus on customer service  Dedicated technical assistance team  Best-in-class on-time delivery capabilities  Wide portfolio of solutions addressing all building envelope applications  Highly technical solutions with custom-made design and properties that meet market regulatory requirements  >80,000 SKUs; 150+ patents  Broadens and balances Simpson’s portfolio of solutions including entry into new commercial building markets and establishment of leadership position in fastener solutions  Well-balanced multi-channel go-to-market model  Increases Simpson’s market share and expands sales channels and geographical reach in Europe  Strong historical financial performance  Well positioned to benefit from French regulation RT 2000  RT 2000 (‘RégulationThermique2000’), effective in 2021, requires buildings to produce more energy than they consume resulting in the need for more insulation and sophisticated fasteners  Wall and roof optimization is critical to improving thermal performance, resulting in a structural shift from internal to external insulation About ETANCO Group Acquisition creates significant synergies to drive growth, profitability and cost efficiencies.

23 6 1 2 7 8 4 5 3 9 ETANCO Group’s Key Products and Applications Waterproofing Fixing membrane to avoid water incursion 1 Roofing Fixing metal roof to a building structure 2 Cladding Fixing of protection panels 3 Facade Fixing metal, concrete or stone frameworks for façade backing lining 4 5 Anchors: For all purposes (inc. facades, safety & interior) 6 Safety Fixing & anchoring for fall-protection solutions Solar Fixing new solar panels on existing roofs 7 Overoofing Fixing new roof on existing obsolete roof Wood Fixing fasteners for wood structures 8 Primary Product Applications: Ancillary Product Applications: 9 Highly complementary product mix that expands into adjacent markets

24 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 $180.00 29-Year Trading History 5/25/1994 Initial public offering at $11.50 (or $2.875 adjusted for two stock splits in August 2002 & November 2004) 3/24/2020 COVID-19 pandemic declared 8/19/2002 2 for 1 stock split 11/19/2004 2 for 1 stock split 1/1/2012 Founder Barclay Simpson appointed Chairman Emeritus, Tom Fitzmyers appointed Chairman, Karen Colonias appointed to President & CEO 10/30/2017 Announced 2020 Plan 3/23/2021 Announced 5 Year Company Ambitions & Key Growth Initiatives 7/29/2019 Updated certain 2020 Plan targets 7/26/2023 SSD closes at all-time high of $163.42 9/8/2022 Announced CEO succession plan, Mike Olosky appointed to CEO 12/29/2021 & 4/1/2022 Announced binding offer to acquire ETANCO; closed acquisition of ETANCO Compound annual growth rate of ~15% as of August 31, 2023 since the 1994 IPO

25 North America $1,701 Europe $400 Asia/Pacific $15 Wood Construction $1,832 Concrete Construction $282 Strong Business Drives Stockholder Value Our 2022 Sales by Product… ($ USD Millions) and Across Operating Segments ($ USD Millions) $0.87 $1.05 $1.29 $1.38 $1.86 $1.94 $2.72 $2.98 $4.27 $6.12 $7.76 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 EPS(1) $0.50 $0.50 $0.55 $0.62 $0.70 $0.81 $0.87 $0.91 $0.92 $0.98 $1.02 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Dividends Per Share(2) (1) The enactment of the Tax Cuts and Jobs Act in December 2017 resulted in a provisional net charge of $2.2 million in the fourth quarter of 2017, or an impact of $0.04 per fully diluted share. (2) Chart represents annual dividends declared. Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in December 2012 is included in 2013.

26 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 H o u s in g S ta rts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts Historical Net Sales Our investments in adjacent products and markets have helped mitigate our exposure to a cyclical U.S. housing market over time.

27 19.9% 15.1% 13.2% 6.0% 14.1% 12.3% 9.4% 11.6% 13.3% 13.8% 16.5% 14.2% 16.0% 15.9% 19.9% 23.3% 20.5% - 21.5%(2) 13.7% 5.9% (7.3%) (2.7%) 3.7% 1.1% 3.8% 5.4% 7.8% 9.9% 12.0% 12.6% 11.5% 9.5% 9.6% 12.5% 14.4% (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E Simpson Historical Operating Income Margin Versus Proxy Peer Average(1) SSD Proxy Peer Average (1) (1) Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX and WMS. (2) Fiscal 2023 operating margin outlook as of July 24, 2023. Please refer to the second quarter 2023 earnings press release issued on July 24, 2023 for additional details. Operating Income Margin Outperformance 21.8%

28 58.2% 29.7% 21.7% 21.1% 20.4% 18.9% 17.6% 15.3% 13.6% 11.8% 11.1% 9.4% 8.2% 7.8% 6.2% ROIC(1) Within Top Quartile of Proxy Peers(2) Source: Company filings as of February 24, 2023. (1) Return on Invested Capital (ROIC) reflects latest fiscal year reported. See appendix for ROIC definition. (2) Proxy peer average includes: AAON, AMWD, APOG, ATKR, AWI, DOOR, EXP, NX, PATK, PGTI, ROCK, SUM, TREX and WMS.

29 $160 $206 $208 $151 $400 $29 $33 $33 $44 $62 $2 $7 $8 $6 $811 $40 $40 $40 $42 $44 $111 $61 $76 $24 $79 $182 $141 $157 $116 2018 2019 2020 2021 2022 Cash Generated by Operations Capital Expenditures Acquisitions & Purchases of Intangible Assets Dividends Share Repurchases Well-Positioned to Drive Growth We are well-positioned to execute our growth strategy given our demonstrated commitment to disciplined capital allocation and expense management. Thoughtful Deployment of Capital Improving SG&A as a % of Net Sales $995 28.9% 27.9% 25.6% 24.7% 22.0% 2018 2019 2020 2021 2022

30 Quarterly Cash Dividends Capital Return History $916.9 Million 2019 – 2023 YTD(1) Cumulative Free Cash Flow defined as: Cash flow from operations ($1.16 B) less Capital expenditures ($209.3 M) 26.1% 20.5% Repurchases of Common Stock (1) Time frame represents January 1, 2019 to June 30, 2023.

31 Use of Cash Priorities Cash Flow From Operations Share Repurchases • Evaluating potential M&A in the markets we operate (support key growth initiatives) • Integrating ETANCO remains the priority • Maintain quarterly cash dividends(1) • Consistently and moderately raise dividends • Capital return target of 50% of free cash flow(2) • Selective and opportunistic share repurchases • Capital return target of 50% of free cash flow(2) Organic Growth Dividends (1) On July 28, 2023, the Company's Board of Directors declared a quarterly dividend of $0.27 per share, payable on October 26, 2023 to stockholders of record on October 5, 2023. (2) The Company defines free cash flow as cash flow from operations less capital expenditures. • Focused on repaying debt incurred to finance the acquisition of ETANCODebt Repayment Acquisitions • Prioritizing facility expansions (capacity, service, efficiencies and safety) • Investing in growth initiatives (engineering, marketing, sales personnel, testing capabilities, etc.)

32 Acquisition Strategy • Focused on strengthening our business model by expanding our product lines to develop complete solutions for the markets in which we operate • Improve our manufacturing capabilities and supply chain efficiencies to reduce lead-times and bring production closer to the end customer • The majority of available opportunities are smaller / tuck-in type acquisitions Evaluate potential M&A opportunities to accelerate traction on our key growth initiatives

33 Sustainability and Environmental and Social Responsibility “As a construction industry leader, we have a role to play in ensuring a sustainable future for everyone. We are dedicated to addressing ESG issues, and we know that companies must work with other organizations and the greater community to create a prosperous and sustainable economy.” – Mike Olosky, CEO • Issued 2022 ESG Report in June 2023 • Lowered Total Recordable Incidents (TRIR) to 1.57 • Decreased employee turnover rates • Established ESG Steering Committee to oversee ESG strategy and performance • Revised Nominating and ESG Committee Charter (formerly Nominating and Governance Committee) to enhance Board-level oversight of ESG performance • Reviewed energy, water and waste to determine capacity for improving environmental impact • Enabled 1,000+ employees to participate in various charitable activities • Donated >$1.6 million to philanthropic causes and facilitated employee donations of $44,000+ • Assessed alignment UN Sustainable Development Goals At Simpson Strong-Tie, we operate in a safe and environmentally responsible manner to protect our employees, customers and communities while benefitting society, the economy and the environment. OUR APPROACH2022 ESG EFFORTS

34 Company Ambitions Strengthen our values-based culture Be the partner of choice Be an innovation leader in the markets we operate Continue above market growth rate relative to U.S. housing starts Maintain operating income margin within the top quartile of proxy peers Integrate ETANCO and return ROIC to be within the top quartile of proxy peers 1 2 4 3 5 6

35 Appendix

36 Truck Bed Screw Strong Drive® TIMBER Screw Quik Drive® OEM Spotlight Existing line of fasteners and anchors for OEM Truck bed and crating installations using Quik Drive® tool and collated fasteners SOLUTION Racking installation using Titen HD® Anchors Stainless-Steel Titen HD® Anchor

37 R&R / DIY Spotlight SOLUTION Outdoor Accents® decorative hardware – two collections (architectural styles) for building outdoor structures. Mission Collection™ Avant Collection™ Outdoor Accents® hardware used to build pergolas Fastener reset at home center customer New fastener sets include Quik Drive® auto-feed screw driving system (pictured above) and Outdoor Accents® promoting further visibility of the breadth of Simpson products

38 Mass Timber Spotlight New dedicated line of screws for cross laminated timber (CLT) SDS and SDWS CMSTCBH Simpson products utilized in CLT renovation project at an international airport in North America SOLUTION MDCST48 Simpson products utilized in construction of CLT commercial office building in Washington, D.C. SDHR and SDCP SDCF

Concrete Spotlight

SOLUTION

A wide range of product solutions for concrete and masonry projects.



44oz. Carbon Fabric


SET-3G
Epoxy
22 fl oz

SET-3G™ Adhesive



Heli-Tie™ Helical Stitching Tie



Titen HD® Heavy-Duty Mechanically Galvanized Screw Anchor



Concrete anchor jobsite (above)


JLG

Carbon fabric used as fiber-reinforced polymer (FRP) installation on a concrete structure (left)

39

40 Structural Steel Spotlight Yield-Link® connection for structural steel framing Special moment frame Yield-Link® design used to build education buildings in California (left) and in the construction of 10 recreational/amusement locations across the U.S (below) SOLUTION

41 Building Technology Solutions Building technology is a key component of our business model, offering solutions to help bridge the gap between the supply / demand gap in new home construction. • Technology is critical with the housing shortage to improve new home construction timelines • Enables builders to offer customers the ability to customize • Recent drive to provide more Building Information Modeling (BIM) software • Staple technology in commercial industry for years • Slower to adopt in the residential industry due to cost and transition / time

42 Commitment to Innovation: State-of-the-Art Test Labs We are dedicated to research, testing, engineering and innovation through our state-of-the-art test labs, which provides us with a better understanding of how structures perform, advances our design technology and improves building safety. WOOD CONCRETE FASTENER

43 Return on Invested Capital (“ROIC”) Definition When referred to in this presentation, return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of total stockholders’ equity and total long-term debt, at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively GAAP financial measures.

STRONG FOUNDATION. STRONGER FUTURE.